UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2005

HERBST GAMING, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-71044	88-0446145
(State or other jurisdiction	(Commission	(IRS Employer of
incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV 89118
(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7695

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets

As previously reported in its current report on Form 8-K filed on February 3, 2005 (the “Original 8-K”), on February 2, 2005, Herbst Gaming, Inc. (the “Company”) announced that it completed the previously announced acquisition from Grace Entertainment, Inc. of the St. Jo Frontier Casino, in St. Joseph, Missouri, the Mark Twain Casino in La Grange, Missouri, and the Lakeside Casino Resort in Osceola, Iowa (the “Grace Acquisition”) for an amended cash purchase price of approximately $267 million.

This Amendment No. 1 to the Original 8-K is being filed to provide certain audited financial statements and certain unaudited pro forma information required by Item 9.01 of Form 8-K.

Item 9.01                                             Financial Statements and Exhibits

(a)                                  Financial Statements of Businesses Acquired.

(1)                                  The audited financial statements of Mark Twain Casino, L.L.C. are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated by reference herein:

Independent Auditor’s Report

Balance Sheets as of December 31, 2004 and 2003

Statements of Operations for the Years Ended December 31, 2004, 2003 and 2002

Statements of Changes in Members’ Equity for the Years Ended December 31, 2004, 2003 and 2002

Statements of Cash Flows for the Years Ended December 31, 2004, 2003 and 2002

Summary of Significant Accounting Policies

Notes to Financial Statements

(2)                                  The audited financial statements of St. Joseph Riverboat Partners are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated by reference herein:

Independent Auditor’s Report

Balance Sheets as of December 31, 2004 and 2003

Statements of Operations for the Years Ended December 31, 2004, 2003 and 2002

Statements of Partners’ Equity for the Years Ended December 31, 2004, 2003 and 2002

Statements of Cash Flows for the Years Ended December 31, 2004, 2003 and 2002

Summary of Significant Accounting Policies

Notes to Financial Statements

(3)                                  The audited financial statements of Southern Iowa Gaming Company and its Subsidiary are filed as Exhibit 99.4 to this Amendment No. 1 and are incorporated by reference herein:

Independent Auditor’s Report

Consolidated Balance Sheets as of December 31, 2004 and 2003

Consolidated Statements of Operations for the Years Ended December 31, 2004, 2003 and 2002

Consolidated Statements of Changes in Shareholders’ Equity for the Years Ended December 31, 2004, 2003 and 2002

Consolidated Statements of Cash Flows for the Years Ended December 31, 2004, 2003 and 2002

Summary of Significant Accounting Policies

Notes to Consolidated Financial Statements

(b)                                 Pro Forma Financial Information.

The pro forma financial information relating to the Grace Acquisition required by Item 9.01 of Form 8-K is filed as Exhibit 99.5 to this Amendment No. 1 and is incorporated by reference herein.

(c)                                  Exhibits.

23.1         Consent of Independent Auditor for Mark Twain Casino, L.L.C.

23.2         Consent of Independent Auditor for St. Joseph Riverboat Partners

23.3         Consent of Independent Auditor for Southern Iowa Gaming Company and Its Subsidiary

99.1         Press release issued by the Company dated February 2, 2005*

99.2         Audited Financial Statements of Mark Twain Casino, L.L.C. as of December 31, 2004 and 2003 and for each of the three years ended December 31, 2004

99.3         Audited Financial Statements of St. Joseph Riverboat Partners as of December 31, 2004 and 2003 and for each of the three years ended December 31, 2004

99.4         Audited Consolidated Financial Statements of Southern Iowa Gaming Company and Its Subsidiary as of December 31, 2004 and 2003 and for each of the three years ended December 31, 2004

99.5         Unaudited pro forma condensed combined financial statements

*                                         Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, INC.

Date: April 14, 2005	By:	/s/ Mary Beth Higgins
Mary Beth Higgins
Chief Financial Officer